SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                     _______________________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) of the

                 SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) November 8, 1996
                                                 ----------------

               ACORN VENTURE CAPITAL CORPORATION
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       (Exact name of registrant as specified in charter)


   Delaware                814-29                59-2332857
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(State or other jurisdic-  (Commission     (IRS employer
tion of incorporation)     file number)    identification no.)


522 Park Street, Jacksonville, Florida                32204
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(Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code (904) 359-8624
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  (Former name or former address, if changed since last report)

Item 5.  Other Events.
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     On November 8, 1996 the Registrant announced that it would hold its annual meeting of stockholders on December 30, 1996.



                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 8, 1996

                                   ACORN VENTURE CAPITAL
                                     CORPORATION



                                   By:Stephen A. Ollendorff
                                      -----------------------
                                      Stephen A. Ollendorff
                                      Chairman and
                                      Chief Executive Officer